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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated January 29, 1998 included in Caraustar Industries, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our firm included in or made a part of this registration statement.

                                          ARTHUR ANDERSEN LLP

Atlanta, Georgia

November 13, 1998